UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2017

Date of reporting period: February 28, 2017

Item 1. Reports to Stockholders.

[Insert full text of semi-annual or annual report here]

Annual Report

February 28, 2017

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Snow Capital Focused Value Fund

Class A Shares (SFOAX)

Institutional Class Shares (SFOIX)

Snow Capital Dividend Plus Fund

Class A Shares (SDPAX)

Institutional Class Shares (SDPIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500 Total Return Index delivered a 24.98% return for the 12-month period ended February 28, 2017 as investors were inspired by healthy economic data and the potential benefits of structural changes to the economy in the wake of the Presidential election.

Despite concerns about a global maelstrom during the period which included recession scares, worries about a slowdown in China, and tremors caused by Brexit, equity prices soared during the year. The bulk of the period’s gains came during the second half of the year, when a rebound in corporate earnings, accelerated U.S. economic growth and stable oil prices fueled investors’ appetite for equities. Further igniting the rally was the outcome of the Presidential election as investors bet that the new administration will be supportive of pro-growth initiatives, implement business-friendly policies, tax relief and regulatory reform, and promote changes to fiscal stimulus.

Meanwhile, the valuation gap between value stocks and growth stocks remains wide. In the past, wide spreads have generally led to extended periods of value outperformance. After many years of value stocks underperforming growth stocks, we believe the rotation into value stocks that began during the middle of the period is at the early stages of its up-cycle and will continue. Expectations of rising interest rates, tax reform and re-inflation, should be accretive to value stocks.

The S&P 500 Total Return Index is trading at nearly 18 times forward earnings, above its five-year median multiple of 15 times and ten-year median multiple of 14 times. While the overall U.S. equity market is not cheap based on historical measures, today’s stock prices are supported by solid prospects for corporate earnings and economic growth. In addition, we anticipate tax reform may augment earnings per share, which would lower price-to-earnings multiples. Even with current market valuation levels, we continued to find many attractive investment opportunities in U.S. stocks as evidenced by the relatively low forward price-to-earnings multiples of our funds.

The new administration’s intention to reform regulatory policies may provide benefits to the Financials and Energy sectors. Within the Financials sector, we continue to favor select stocks where a rising interest rate environment provides upside optionality to many stocks in the sector. In addition, any reduction to capital adequacy ratios and decreased regulatory burdens could benefit banks as well as returns to shareholders. The combination of low valuations and depressed but healthy returns on capital support a compelling investment opportunity. In addition, our funds continued to have overweight allocations to the Energy sector given our constructive views on both oil and gas. Demand for natural gas continued to grow in response to coal plant retirements, exports of liquid natural gas and industrial use. We also see additional upside for the price of oil in response to lower supply. Recently, oil prices have been higher and more stable. Prices are also high enough for many U.S. producers to operate at a profit.

In higher yielding sectors, including Utilities, Telecomm and Consumer Staples, we continued to have little exposure. We believe these sectors will likely perform relatively poorly in a higher growth, higher inflationary economy and in a rising interest rate environment. Meanwhile, our funds have underweight allocations to the Real Estate sector. Unattractive valuations after several years of strong performance, coupled with increasing interest rates, makes us believe the sector is likely to exhibit a price correction.

The new administration’s pro-business, pro-growth initiatives and the expectation of higher interest rates have driven the post-election rally. Looking ahead, these forces could continue to provide tailwinds to cyclical areas of the market.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers; we do not attempt to time the market, staying relatively fully invested at all times. Over the short-term, capital asset prices often oscillate in ways that are hard to predict. This may result in short-term losses that can be difficult to endure, but we believe one does not maximize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad. We continue to have a positive outlook for long-term equity returns. Our investments have near-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, we believe our funds offer favorable valuations compared to their benchmarks. Collectively, as of

February 28, 2017, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow while also offering superior growth in forecasted earnings. Over our investment horizon, we continue to believe our funds are well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage our value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the year ended February 28, 2017, Institutional Class shares returned 43.00% compared to a return of 24.98% for the S&P 500 Total Return Index and 30.02% for the Russell 3000 Value Total Return Index. For the six-month period ended February 28, 2017, Institutional Class shares recorded a return of 11.36% compared to a return of 10.01% for the S&P 500 Total Return Index and 11.42% for the Russell 3000 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the full year, the Energy, Information Technology, Financials, Materials, Industrials, Utilities, and Health Care sectors added to overall performance.

Bank of America (BAC) outperformed due to rising interest rates, as well as steady results in credit card spending, investment banking, and fixed income trading. Credit quality remains favorable. Continued progress on expense reduction and increased profitability in the Wealth Management business stand to be key drivers moving forward. Shares of NCR Corp. (NCR) outperformed, as the company delivered strong results, as retailers and banks increased spending on NCR’s services and equipment. Strong Free Cash Flow (“FCF”) generation allowed for continued debt reduction as investors became more focused on record backlog levels and the possibility for continued margin expansion moving forward. Shares remain cheap according to our analysis, with the company trading at a 10% FCF yield as of February 28, 2017. Southwestern Energy Company (SWN) benefited from a supply-driven recovery in the price of natural gas. The company holds substantial acreage in the low-cost northeast basin and will participate in future growth. Hewlett Packard Enterprise Company (HPE) disclosed plans to achieve significant synergies by spinning off two underperforming subsidiaries. Revenue weakness in the core Enterprise segment was offset by cost cuts and benefits from restructuring efforts. A sum-of-the-parts valuation implies further upside for the stock. JPMorgan Chase (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation or tax reform under the new administration.

Top Detractors from the Fund’s Return

For the full year, the Consumer Discretionary, Real Estate, Telecomm Service, and Consumer Staples sectors detracted from overall performance.

Abercrombie & Fitch (ANF) declined after reporting poor sales resulting from persistently negative traffic trends in U.S. malls. The timeline for the company’s turnaround strategy was pushed back amid these headwinds. Currency volatility has further impacted results in the company’s non-U.S. operations. Shares of generic pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd.

(TEVA) detracted from overall performance as headlines regarding generic drug pricing as well uncertainty around the patent validity for TEVA’s market leading Multiple Sclerosis drug, Copaxone, weighed on shares. We believe that as TEVA integrates the acquisition of Actavis Generic, TEVA’s P/E multiple should expand as investors focus on the profitability of the newly combined organization. Macy’s, Inc. (M) underperformed as the company struggled to execute on a sales turnaround. We exited this position in the second half of the year. Shares of independent oil refiner PBF Energy Inc. (PBF) detracted from overall performance, as elevated refined product inventories and costs associated with the Renewable Fuel Standard (RFS) Mandate continue to impact profitability. We feel that as the North America refining industry returns to more normal turnaround schedule, inventory oversupply should decrease, allowing for a more normal refining margin environment. Triumph Group (TGI) shares continued to struggle as the company made insufficient progress on its turnaround. While anecdotal evidence suggests that TGI will soon show stronger operational results, we believe investor sentiment is unlikely to improve until progress is quantified in quarterly results. With ample low-hanging fruit and a new CEO, we continue to believe TGI is one of the most undervalued aerospace and defense companies in the sector.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Total Return Index, the Fund holds an above-average weight in the Information Technology, Materials, Consumer Discretionary, Health Care, and Energy sectors, and a below-average weight in the Financials, Utilities, Real Estate, Consumer Staples, Telecomm Service, and Industrials sectors.

We reduced our exposure to Financials, Consumer Discretionary, Industrials, Materials, Energy, Utilities, Real Estate, and Telecomm Service and increased our investments in Health Care, Information Technology, and Consumer Staples during the fiscal year.

As of February 28, 2017, the portfolio held 43 core long equity positions and was approximately 88% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends are benign, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

Bank of America (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. Capital levels are strong and management has been improved under the direction of CEO Brian Moynihan.

Zimmer Biomet Holdings (ZBH)

With 40% market share of the knee and hip replacement business, ZBH should benefit from an aging population while being mostly insulated from changes to U.S. healthcare policy. Recently the company has had missteps with the integration of Biomet; however, the company continues to address and resolve operational issues. We believe ZBH shares should rise on merger synergies, deleveraging, a lower tax, and the launch of a robotic surgery system.

Biogen, Inc. (BIIB)

BIIB is one of the world’s largest biotech companies with a strong balance sheet and an enviable research and development pipeline. Focusing on neurology, oncology, and immunology, the company is producing and researching ways to combat diseases such as Multiple Sclerosis, Alzheimer’s, Non-Hodgkin’s Lymphoma, Crohn’s Disease, and Rheumatoid Arthritis, among others.

NCR Corp. (NCR)

NCR is a leading manufacturer of financial transaction machines and other products. The company produces automated teller machines (ATM), self-checkout and self-service kiosks, point-of-sale workstations and scanners; manufactures printer consumable products; and manages networks and servers for ATMs and kiosks. We believe NCR should benefit from recovery in their Retail and Financial Services business, as companies look to offset rising labor costs with self-check-out and increasingly automated alternatives.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the full year ended February 28, 2017, Institutional Class shares returned 29.97% compared to a return of 41.29% for the Russell 2000 Value Total Return Index. For the six-month period ended February 28, 2017, Institutional Class shares recorded a return of 8.50% compared to a return of 15.80% for the Russell 2000 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations within the range of the Russell 2000 Value Total Return Index.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Information Technology, Industrials, Materials, Consumer Discretionary, Consumer Staples, and Real Estate sectors added to overall performance.

OFG Bancorp (OFG) shares contributed to performance as investors’ concerns were alleviated by the sale of the non-accruing Puerto Rico Electric Power Authority (“PREPA”) loan, long-awaited progress in Puerto Rico’s geopolitical and economic environment, and strong quarterly results. The overcapitalized bank should begin to return capital to shareholders in coming months. United States Steel Corporation (X) added to performance as rising steel prices and cost savings reversed earnings losses reported earlier in the year. Other factors that drove shares included the enforcement of trade rulings against international players, the prospect of infrastructure spending, rumors of the sale of X’s profitable European operation, and the partial recovery of the oil and gas business which should aid the Tubular segment. Acco Brands (ACCO) delivered strong results, as performance in online as well as an ongoing recovery in Brazil and Mexico helped comparative sales measures. ACCO also benefitted from expanding placement in mass retail and office superstores, which should help to accelerate back-to-school revenue growth in 2017. Shares trade at a 10% FCF yield as of February 28, 2017. Atlas Air Worldwide Holdings (AAWW) rebounded from the lower-end of a multi-year price range on an improved airfreight market and optimism regarding the long-term benefits of the Amazon relationship. Fixed indexed annuity writer American Equity Investment Life Holding Company (AEL) benefited from rising interest rates and the hope that the new administration will water down new regulations from the Department of Labor and institute tax reform, all of which could benefit AEL’s top and bottom line.

Top Detractors from the Fund’s Return

For the full year, the Energy and Health Care sectors detracted from overall performance.

Carbo Ceramics (CRR) detracted as lower oil prices reduced the demand for ceramic proppant in U.S. onshore markets. The Fund exited the position during 2016 after a rebound in the rig count failed to arrest weakness in topline results. Tidewater, Inc. (TDW), an operator of offshore service vessels used by the energy industry, fell in response to lower oil prices and reduced activity levels. The company continues to cut costs in response to lower spending in offshore markets. Southwestern Energy Company (SWN) fell in response to warm winter weather and questions surrounding the balance between supply and demand in U.S. natural gas markets. Kindred Healthcare (KND) declined after the company surprised investors with plans to sell their Skilled Nursing Facilities division. Results in the hospital division were also pressured by new reimbursement criteria. Abercrombie & Fitch (ANF) declined after reporting poor sales resulting from persistently negative traffic trends in U.S. malls. The timeline for the company’s turnaround strategy was pushed back amid these headwinds. Currency volatility has further impacted results in the company’s non-U.S. operations.

Were there significant changes to the portfolio?

As of February 28, 2017, the Fund held an overweight in the Information Technology, Energy, Health Care, Industrials, Materials, and Consumer Discretionary sectors compared to the Russell 2000 Total Return Value Index. The Fund held below average positions in the Financials and Consumer Staples sectors while having no holdings in the Utilities, Real Estate, and Telecomm Service sectors.

We reduced our exposure to Industrials, Health Care, Real Estate, and Consumer Staples and increased our investments in Financials, Materials, Energy, Information Technology, and Consumer Discretionary positions during the year.

Comments on the Fund’s Five Largest Holdings

Lannett Company (LCI)

LCI is a fully integrated pharmaceutical company that develops, manufactures, packages, markets, and distributes generic pharmaceutical products in the U.S. LCI is currently among the top 25 generic pharmaceutical companies in the U.S. based on the number of prescription transactions (according to healthcare industry provider IMS Health). As LCI integrates their recent acquisition of Kemers-Urban (KU), the stock should begin to re-rate as the company pays down debt and the market begins to appreciate the earnings potential of the company.

Verifone Systems (PAY)

PAY is the leading provider of credit card payment terminals to the retail, hospitability, and gas station industries. The transition to upgraded EMV (“chip card”) readers in the U.S. has been delayed which weighed on the shares and offered what we believe to be a compelling entry price point for the stock. There have been recent indications of further ramping of EMV-enabled terminal demand in late 2017, further bolstering our conviction in the stock.

OFG Bancorp (OFG)

After emerging from the financial crisis relatively unscathed, OFG transformed its business by acquiring assets from institutions in more precarious positions for favorable terms. Today, the overcapitalized bank has eliminated most of its exposure to the Puerto Rican government. OFG is focused on differentiating itself on the island while continuing to lower costs. The bank should be in a position to return capital in the next several quarters.

F.N.B. Corporation (FNB)

FNB is a $21 billion in assets bank providing a full range of financial services to consumers and small/medium businesses. Organic loan growth has been favorable, and FNB is an active acquirer. FNB targets a high payout ratio and carries a dividend yield over 3% as of February 28, 2017. FNB should be a beneficiary of higher interest rates and may also be a beneficiary if the corporate tax rate is lowered.

Zebra Technologies (ZBRA)

ZBRA is an industry leader in the automatic identification and data capture (AIDC) market, which consists of mobile computing, data capture, radio frequency identification devices (RFID), barcode printing, and other automation products and services. ZBRA’s solutions help customers achieve improved efficiency and workflow management, and increased productivity and asset utilization. End-users of ZBRA products include those in retail, transportation & logistics, manufacturing, health care, hospitality, and various other industries. ZBRA is a deleveraging story and sells at what we believe is a reasonable valuation.

Snow Capital Dividend Plus Fund

How did the Fund perform?

For the full year ended February 28, 2017, Institutional Class shares returned 36.93% compared to a return of 29.13% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2017, Institutional Class shares recorded a return of 10.01% compared to a return of 11.07% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Energy, Information Technology, Industrials, Materials, Consumer Discretionary, Utilities, Consumer Staples, and Telecomm Service sectors added to overall performance.

Southwestern Energy Company (SWN) benefited from a supply-driven recovery in the price of natural gas. The company holds substantial acreage in the low-cost northeast basin and will participate in growth. KeyCorp (KEY) rebounded strongly from price weakness in early 2016 on improved earnings, a more constructive interest rate environment, and optimism that a Trump victory would prove beneficial to financials. Axiall Corp (AXLL) was purchased by Westlake Chemical (WLK) in a $3.8 billion deal that closed in August 2017. JPMorgan Chase (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation or tax reform under the new administration. Devon

Energy (DVN) outperformed on a strong recovery in oil & gas prices, which translated to expectations for improved financial performance.

Top Detractors from the Fund’s Return

For the full year, the Health Care and Real Estate sectors detracted from overall performance.

Shares of generic pharmaceutical manufacturer, Teva Pharmaceutical Industries Ltd. (TEVA), detracted from overall performance as headlines regarding generic drug pricing as well uncertainty around the patent validity for TEVA’s market leading Multiple Sclerosis drug, Copaxone, weighed on shares. We believe that as TEVA integrates the acquisition of Actavis Generic, TEVA’s P/E multiple should expand as investors focus on the profitability of the newly combined organization. Kindred Healthcare (KND) declined after the company surprised investors with plans to sell their Skilled Nursing Facilities division. Results in the hospital division were also pressured by new reimbursement criteria. The Fund initiated a position in Telefonaktiebolaget LM Ericsson (ERIC), the dominant supplier of wireless infrastructure, following a sell-off driven by notable demand weakness in several commodity-driven markets such as the Middle East and Russia. We continue to believe the spending pause is temporary given very strong global demand growth for mobile data, and we believe an eventual recovery in cycle will highlight ERIC’s competitive dominance and margin improvement potential. DineEquity (DIN) fell on weakness in both the casual dining market and the company’s specific brands. The Fund exited the position during 2016. Hanesbrands, Inc. (HBI) underperformed, as the company posted disappointing 4Q results, missing 2016 cash flow guidance. Weak store traffic led to lower replenishment orders by U.S. retailers, including another major shift by a large mass retailer, who elected to hold record low inventory levels through the holiday season. We feel that despite changing customer buying patterns, HBI should continue to grow their business as a leading manufacturer of innerwear. As organic sales begin to improve, recent share gains within the space should help investors become more constructive on a stock that is more staple than discretionary. Shares are trading at 10 times earnings, yielding 3% as of February 28, 2017.

Were there significant changes to the portfolio?

As of February 28, 2017, the Fund held an overweight in the Consumer Discretionary, Energy, Financials, Information Technology, and Materials sectors compared to the Russell 1000 Value Total Return Index. The Fund held below average positions in the Telecomm Service, Utilities, Health Care, Real Estate, Consumer Staples, and Industrials sectors.

We reduced our exposure to Industrials, Consumer Discretionary, Materials, Financials, and Telecomm Services and increased our investments in Consumer Staples, Health Care, Energy, Utilities, Real Estate, and Information Technology positions during the year.

Comments on the Fund’s Five Largest Holdings

Teva Pharmaceutical Industries (TEVA)

Teva Pharmaceutical Industries is a global pharmaceutical company that develops and markets generic drugs, branded pharmaceuticals, and active pharmaceutical ingredients. Teva is a leading generic drug maker, with a global product portfolio of more than 1,000 molecules and a direct presence in approximately 60 countries. Teva’s Specialty Medicines businesses focus on central nervous system, respiratory oncology, pain, and women’s health therapeutic areas as well as biologics.

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends are benign, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

Exelon Corporation (EXC)

EXC is an integrated utility with operations in merchant and regulated power markets. The company’s assets include the largest and most efficient fleet of nuclear plants in the country. We believe EXC will benefit from a rebound in electricity prices, coal retirements, and synergies associated with a recent acquisition in the regulated business. We believe the company offers a compelling dividend yield and a cheap price that attributes little value to the nuclear business.

Kinder Morgan, Inc. (KMI)

The largest infrastructure company in the U.S., KMI fell out of favor due to concerns about low commodity prices, a high debt burden, and a declining distribution yield. We believe the company has the flexibility to cut capital expenditures, reduce debt, and grow EBITDA in the coming years, ultimately leading to a higher distribution for shareholders.

British Petroleum, PLC (BP)

BP is a dominant global energy company focused on cutting costs and returning to productive growth. The company is on track to lower cash costs by about $7 billion annually, and expects to grow core production in 2017. Management continues to move closer to reaching cash flow breakeven at $60/barrel oil after the dividend payment and capital expenditures.

Snow Capital Focused Value Fund

How did the Fund perform?

For the full year ended February 28, 2017, Institutional Class shares returned 36.03% compared to a return of 29.13% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2017, Institutional Class shares recorded a return of 10.61% compared to a return of 11.07% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value portfolio currently includes a concentrated group of 18-24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Information Technology, Energy, Materials, Consumer Discretionary, Health Care, Industrials, and Utilities sectors added to overall performance.

Bank of America (BAC) outperformed due to rising interest rates, as well as steady results in credit card spending, investment banking, and fixed income trading. Credit quality remains favorable. Continued progress on expense reduction and increased profitability in the Wealth Management business stand to be key drivers moving forward. JPMorgan Chase (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation or tax reform under the new administration. Hewlett Packard Enterprise Company (HPE) disclosed plans to achieve significant synergies by spinning off two underperforming subsidiaries. Revenue weakness in the core Enterprise segment was offset by cost cuts and benefits from restructuring efforts. A sum-of-the-parts valuation implies further upside for the stock. MetLife, Inc. (MET) shares rose through the period on the specter of rising interest rates, which should boost profits for the life insurer. Investors also began to anticipate the spin-off of the capital intensive, lower return on equity (ROE) U.S. retail business (Brighthouse Financial) which could result in capital returns for MET shareholders. International Paper Co. (IP) outperformed on steady results and improved visibility on pricing. The acquisition of Weyerhaeuser’s (WY) pulp business in December 2016 should be accretive to 2017 earnings.

Top Detractors from the Fund’s Return

For the full year, no single sector detracted from overall performance.

Shares of generic pharmaceutical manufacturer, Teva Pharmaceutical Industries Ltd. (TEVA), detracted from overall performance as headlines regarding generic drug pricing as well uncertainty around the patent validity for TEVA’s market leading Multiple Sclerosis drug, Copaxone, weighed on shares. We believe that as TEVA integrates the acquisition of Actavis Generic, TEVA’s P/E multiple should expand as investors focus on the profitability of the newly combined organization. Macy’s, Inc. (M) underperformed as the company struggled to execute on a sales turnaround. We exited this position in the second half of the year. The Mosaic Company (MOS) pulled back surrounding concerns regarding the global supply/demand imbalance in both the Potash and Phosphate markets. The delayed disclosure of a spill of phosphoric acid in Florida rankled investors. Shares of independent oil refiner, PBF Energy Inc. (PBF), detracted from overall performance, as elevated refined product inventories and costs associated with the Renewable Fuel Standard (RFS) Mandate, continue to impact profitability. We feel that as the North America refining industry returns to more normal turnaround schedule, inventory oversupply should decrease, allowing for a more normal refining margin environment. Triumph Group (TGI) shares continued to struggle as the company made insufficient progress on its turnaround. While anecdotal evidence suggests that TGI will soon show stronger operational results, investor sentiment is unlikely to improve until progress is quantified in quarterly results. With ample low-hanging fruit and a new CEO, we continue to believe TGI is one of the most undervalued aerospace and defense companies in the sector.

Were there significant changes to the portfolio?

As of February 28, 2017, the Fund held an overweight in the Consumer Discretionary, Health Care, Information Technology, Materials, Financials, and Energy sectors compared to the Russell 1000 Total Return Value Index. The Fund held below average positions in the Industrials sector while having no holdings in the Utilities, Real Estate, Consumer Staples, and Telecomm Service sectors.

We reduced our exposure to Industrials and Utilities and increased our investments in Health Care, Financials, Materials, Energy, Information Technology, and Consumer Discretionary positions during the year.

Comments on the Fund’s Five Largest Holdings

Skyworks Solutions (SWKS)

SWKS provides chips to smartphones for processing and filtering radio frequency signals. We believe SWKS is an attractive stock combining high content growth potential driven by 4G/5G migrations, favorable competitive dynamics following industry consolidation, and an inexpensive valuation.

MetLife, Inc. (MET)

With its long tailed liabilities, MET should benefit in a rising interest rate environment. The company has also diversified its business to less market sensitive, shorter duration products such as workplace benefits and International. Recently the company announced that it will spin off part of its retail life business to satisfy increasing regulatory and compliance requirements. This should result in lower capital requirements to the remaining company, allowing MET to deploy excess capital to shareholders or make acquisitions.

Norwegian Cruise Line Holdings (NCLH)

NCLH is the #3 global cruise ship operator. We believe cruise line stocks offer an attractive combination of inexpensive valuations and an anticipated 2017-2018 growth rebound, supported by strong recent bookings activity. Further, we believe NCLH will outgrow peers due to its attractive geographic mix, a differentiated brand, and planned capacity expansion.

Financial Select Sector SPDR (XLF)

XLF is an exchange-traded fund that includes financial services companies with exposure ranging from investment management to commercial and business banking. The Fund holds a position in XLF in order to maintain our desired exposure to the reflective, underlying industry.

International Paper (IP)

A stronger, restructured paper company poised to capitalize on a cyclical recovery, IP has exited underperforming, low margin business to focus on segments where they are in the #1 or #2 market share position. Growth in BRIC (Brazil, Russia, India, and China) countries will help to offset mature markets in the U.S. and Europe.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Dividend Fund and the Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedules of Investments in this report for a complete list of fund holdings.

The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Total Return Index measures the performance of large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Total Return Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Tangible Book Value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Free Cash Flow (FCF) Yield is calculated as the free cash flow (defined above) per share divided by the current market price of the stock in question.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Valuation gaps are the differences between the growth and value indexes relative multiples including but not limited to Price-to-Earnings, Price-to-Sales, Price-to-book and Free Cash Flow.

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a way to evaluate a company’s performance without factoring in financial decisions, accounting decisions, or tax implications.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 - 2/28/17).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 9/1/16	Ending Account Balance 2/28/2017	Expenses Paid During Period 9/1/16- 2/28/17	Annualized Expense Ratio
Based on Actual Fund Returns*
Opportunity Fund
Class A**	$1,000.00	$1,111.80	$8.06	1.54%
Class C**	1,000.00	1,107.90	11.97	2.29
Institutional Class**	1,000.00	1,113.60	6.76	1.29
Small Cap Value Fund
Class A***	1,000.00	1,083.50	8.83	1.71
Class C***	1,000.00	1,079.50	12.68	2.46
Institutional Class***	1,000.00	1,085.00	7.55	1.46
Focused Value Fund
Class A	1,000.00	1,104.30	6.42	1.23
Institutional Class	1,000.00	1,106.10	5.12	0.98
Dividend Plus Fund
Class A	1,000.00	1,098.80	6.24	1.20
Institutional Class	1,000.00	1,100.10	4.95	0.95

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $8.01, $11.92, and $6.71 for Class A, Class C, and Institutional Class shares, respectively.
***	Excluding interest expense, your actual cost of investing in the Fund would be $8.78, $12.63, and $7.50 for Class A, Class C shares, and Institutional Class shares, respectively.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 9/1/16	Ending Account Balance 2/28/2017	Expenses Paid During Period 9/1/16- 2/28/17	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Opportunity Fund
Class A**	$1,000.00	$1,017.16	$7.70	1.54%
Class C**	1,000.00	1,013.44	11.43	2.29
Institutional Class**	1,000.00	1,018.40	6.46	1.29
Small Cap Value Fund
Class A***	1,000.00	1,016.31	8.55	1.71
Class C***	1,000.00	1,012.60	12.28	2.46
Institutional Class***	1,000.00	1,017.55	7.30	1.46
Focused Value Fund
Class A	1,000.00	1,018.70	6.16	1.23
Institutional Class	1,000.00	1,019.93	4.91	0.98
Dividend Plus Fund
Class A	1,000.00	1,018.84	6.01	1.20
Institutional Class	1,000.00	1,020.08	4.76	0.95

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.65, $11.38, and $6.41 for Class A, Class C, and Institutional Class shares, respectively.
***	Excluding interest expense, your actual cost of investing in the Fund would be $8.50, $12.23, and $7.25 for Class A, Class C shares, and Institutional Class shares, respectively.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Index (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2017 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2017 is shown below.

*	Short securities (9.80%); options written (0.39%)

Snow Capital Focused Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Dividend Plus Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested in foreign equity securities, (including issuers domiciled in emerging markets), which may be denominated in foreign currencies.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2017(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Snow Small Cap Value Fund
Class A (with sales charge)	22.78%	-0.47%	7.35%	9.85%
Class A (without sales charge)	29.59%	1.33%	8.51%	10.81%
Class C (with sales charge)	27.65%	0.60%	7.71%	9.99%
Class C (without sales charge)	28.65%	0.60%	7.71%	9.99%
Institutional Class	29.97%	1.59%	8.79%	11.08%
Russell 2000® Value Total Return Index	41.29%	8.37%	13.43%	12.44%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	35.11%	8.06%	4.09%	4.57%
Class A (without sales charge)	42.59%	9.23%	4.65%	5.09%
Class C (with sales charge)	40.53%	8.43%	3.89%	4.33%
Class C (without sales charge)	41.53%	8.43%	3.89%	4.33%
Institutional Class	43.00%	9.50%	4.91%	5.35%
S&P 500® Total Return Index	24.98%	14.01%	7.62%	7.87%

	One Year	Three Years	Since Inception (3/28/13)
Focused Value Fund
Class A (with sales charge)	28.59%	0.03%	7.86%
Class A (without sales charge)	35.68%	1.84%	9.35%
Institutional Class	36.03%	2.09%	9.63%
Russell 1000® Value Total Return Index	29.13%	9.90%	12.39%

	One Year	Three Years	Since Inception (3/28/13)
Dividend Plus Fund
Class A (with sales charge)	29.43%	4.33%	8.74%
Class A (without sales charge)	36.59%	6.23%	10.25%
Institutional Class	36.93%	6.50%	10.52%
Russell 1000® Value Total Return Index	29.13%	9.90%	12.39%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Total Return Index measures the performance of large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2017

	Shares	Value
COMMON STOCKS - 98.69%
Aerospace & Defense - 3.14%
Triumph Group, Inc.	40,641	$1,129,820
Wesco Aircraft Holdings, Inc. (a)	56,061	678,338

		1,808,158

Air Freight & Logistics - 3.45%
Atlas Air Worldwide Holdings, Inc. (a)	35,048	1,992,479

Auto Components - 2.04%
Gentherm, Inc. (a)	32,390	1,174,137

Banks - 16.45%
First Commonwealth Financial Corp.	130,055	1,811,666
FNB Corp.	158,984	2,475,381
Great Western Bancorp, Inc.	6,805	290,846
OFG Bancorp (b)	194,334	2,506,908
The Bancorp, Inc. (a)	122,050	632,219
Umpqua Holdings Corp.	93,945	1,767,105

		9,484,125

Chemicals - 3.97%
A Schulman, Inc.	26,245	885,769
LSB Industries, Inc. (a)	128,801	1,400,067

		2,285,836

Commercial Services & Supplies - 2.23%
ACCO Brands Corp. (a)	76,232	1,021,509
Essendant, Inc.	16,465	262,287

		1,283,796

Construction & Engineering - 0.66%
Chicago Bridge & Iron Co. N.V. (b)	11,295	379,173

Consumer Finance - 3.21%
Green Dot Corp. - Class A (a)	63,129	1,850,311

Containers & Packaging - 1.11%
Owens- Illinois, Inc. (a)	32,255	638,649

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Diversified Financial Services - 2.29%
Voya Financial, Inc.	32,000	$1,319,360

Electronic Equipment, Instruments & Components - 8.60%
VeriFone Systems, Inc. (a)	125,755	2,599,356
Zebra Technologies Corp. - Class A (a)	25,970	2,355,739

		4,955,095

Energy Equipment & Services - 1.77%
Ensco PLC (b)	71,780	699,137
Tidewater, Inc. (a)	236,086	321,077

		1,020,214

Food & Staples Retailing - 0.92%
The Andersons, Inc.	13,475	532,936

Food Products - 0.90%
Omega Protein Corp.	20,295	516,508

Health Care Providers & Services - 2.02%
Molina Healthcare, Inc. (a)	24,000	1,164,240

Hotels, Restaurants & Leisure - 1.44%
Bloomin’ Brands, Inc.	48,550	829,720

Insurance - 6.19%
American Equity Investment Life Holding Co.	78,395	2,109,610
CNO Financial Group, Inc.	69,565	1,454,604

		3,564,214

Machinery - 2.78%
Crane Co.	7,995	577,959
L.B. Foster Co. - Class A	45,434	633,803
Terex Corp.	12,415	387,845

		1,599,607

Metals & Mining - 1.00%
United States Steel Corp.	14,925	577,896

Multiline Retail - 3.77%
Big Lots, Inc.	42,228	2,167,985

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Oil, Gas & Consumable Fuels - 10.21%
Gulfport Energy Corp. (a)	79,595	$1,380,177
PBF Energy, Inc. - Class A	88,960	2,178,631
Southwestern Energy Co. (a)	167,300	1,256,423
Whiting Petroleum Corp. (a)	98,000	1,063,300

		5,878,531

Pharmaceuticals - 6.09%
Akorn, Inc. (a)	34,600	720,026
Lannett, Inc. (a)	126,793	2,789,446

		3,509,472

Professional Services - 2.56%
Acacia Research Corp. (a)	86,966	508,751
On Assignment, Inc. (a)	20,460	965,508

		1,474,259

Semiconductors & Semiconductor Equipment - 8.95%
Cypress Semiconductor Corp.	115,777	1,536,361
Integrated Device Technology, Inc. (a)	68,750	1,643,813
Mellanox Technologies, Ltd. (a)(b)	40,780	1,973,751

		5,153,925

Specialty Retail - 1.28%
Express, Inc. (a)	43,190	485,456
Signet Jewelers, Ltd. (b)	4,005	254,678

		740,134

Textiles, Apparel & Luxury Goods - 1.66%
Skechers U.S.A., Inc. - Class A (a)	37,270	956,721

TOTAL COMMON STOCKS (Cost $51,405,317)		$56,857,481

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
SHORT-TERM INVESTMENTS - 1.57%
Money Market Fund - 1.57%
Fidelity Investment Money Market Funds - Government Portfolio, - Class I, 0.450% (c)	901,946	$901,946

TOTAL SHORT-TERM INVESTMENTS (Cost $901,946)		$901,946

Total Investments (Cost $52,307,263) - 100.26%		57,759,427
Liabilities in Excess of Other Assets - (0.26)%		(150,942)

TOTAL NET ASSETS - 100.00%		$57,608,485

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2017

	Shares	Value
COMMON STOCKS - 93.77%
Auto Components - 1.05%
Gentherm, Inc. (a)	63,000	$2,283,750

Banks - 8.45%
JPMorgan Chase & Co. (b)(f)	102,900	9,324,798
The Bank of America Corp. (b)(f)	364,800	9,003,264

		18,328,062

Biotechnology - 7.16%
Amgen, Inc. (f)	34,625	6,112,351
Biogen, Inc. (a)(f)	29,900	8,629,140
Bioverativ, Inc. (a)	14,950	778,596

		15,520,087

Construction & Engineering - 1.62%
AECOM Technology Corp. (a)	29,000	1,054,150
Chicago Bridge & Iron Co. N.V. (c)	73,000	2,450,610

		3,504,760

Construction Materials - 2.83%
Cemex SAB de CV - ADR (f)	726,864	6,149,269

Consumer Finance - 2.82%
Ally Financial, Inc.	272,000	6,117,280

Containers & Packaging - 5.42%
International Paper Co.	140,000	7,378,000
Owens-Illinois, Inc. (a)	221,500	4,385,700

		11,763,700

Diversified Financial Services - 1.52%
Voya Financial, Inc. (b)(f)	79,900	3,294,277

Electronic Equipment, Instruments & Components - 6.61%
Avnet, Inc.	113,500	5,230,080
Keysight Technologies, Inc. (a)	112,500	4,230,000
VeriFone Systems, Inc. (a)	236,000	4,878,120

		14,338,200

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Food Products - 2.00%
Omega Protein Corp.	86,000	$2,188,700
Tyson Foods, Inc. - Class A	34,300	2,145,808

		4,334,508

Health Care Equipment & Supplies - 4.10%
Zimmer Biomet Holdings, Inc. (b)	76,000	8,898,080

Health Care Providers & Services - 3.36%
Centene Corp. (a)(f)	53,500	3,771,750
Laboratory Corp. of America Holdings (a)	24,700	3,513,822

		7,285,572

Household Durables - 3.24%
PulteGroup, Inc.	318,500	7,022,925

Insurance - 5.82%
American International Group, Inc. (b)(f)	86,000	5,497,120
MetLife, Inc. (b)	135,800	7,121,352

		12,618,472

Machinery - 3.88%
Crane Co. (f)	57,600	4,163,904
Kennametal, Inc.	115,400	4,280,186

		8,444,090

Metals & Mining - 1.47%
Rio Tinto PLC - ADR	76,600	3,180,432

Oil, Gas & Consumable Fuels - 9.61%
BP PLC - ADR	198,000	6,716,160
Chesapeake Energy Corp. (a)(f)	230,000	1,253,500
Kinder Morgan, Inc.	188,000	4,006,280
PBF Energy, Inc. - Class A (f)	204,000	4,995,960
Southwestern Energy Co. (a)	516,000	3,875,160

		20,847,060

Professional Services - 2.18%
On Assignment, Inc. (a)	100,000	4,719,000

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Semiconductors & Semiconductor Equipment - 5.53%
Cypress Semiconductor Corp.	270,000	$3,582,900
QUALCOMM, Inc. (f)	60,000	3,388,800
Skyworks Solutions, Inc.	53,000	5,024,930

		11,996,630

Specialty Retail - 3.35%
Abercrombie & Fitch Co. - Class A	122,000	1,459,120
Dick’s Sporting Goods, Inc.	118,700	5,810,365

		7,269,485

Technology Hardware, Storage & Peripherals - 9.88%
Apple, Inc. (f)	26,800	3,671,332
Hewlett-Packard Enterprise Co.	235,000	5,362,700
NCR Corp. (a)(f)	156,004	7,499,113
NetApp, Inc. (f)	116,500	4,873,195

		21,406,340

Textiles, Apparel & Luxury Goods - 1.87%
Skechers U.S.A., Inc. - Class A (a)	158,000	4,055,860

TOTAL COMMON STOCKS (Cost $175,264,992)		$203,377,839

	Principal Amount	Value
CONVERTIBLE BONDS - 0.46%
Chesapeake Energy Corp.
2.50%, 05/15/2037	$417,000	$412,830
2.50%, 05/15/2037	596,000	588,923

TOTAL CONVERTIBLE BONDS (Cost $877,594)		$1,001,753

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2017

	Principal Amount	Value
CORPORATE BONDS - 3.08%
W&T Offshore, Inc.
8.50%, 06/15/2019	$5,500,000	$4,207,500
9.00%, 05/15/2020 (d)	1,606,981	1,458,335
8.50%, 06/15/2021 (d)	1,438,111	1,021,059

TOTAL CORPORATE BONDS (Cost $5,233,162)		$6,686,894

	Contracts	Value
PURCHASED OPTIONS - 0.00%
Call Options - 0.00%
QUALCOMM, Inc.
Expiration: March, 2017, Exercise Price: $67.500	600	$600

TOTAL PURCHASED OPTIONS (Cost $3,052)		$600

	Shares	Value
SHORT-TERM INVESTMENTS - 3.04%
Money Market Fund - 3.04%
Fidelity Investments Money Market Funds - Government Portfolio, - Class I, 0.450% (e)	6,600,950	$6,600,950

TOTAL SHORT-TERM INVESTMENTS (Cost $6,600,950)		$6,600,950

Total Investments (Cost $187,979,750) - 100.35%		217,668,036
Liabilities in Excess of Other Assets - (0.35)%		(748,589)

TOTAL NET ASSETS - 100.00%		$216,919,447

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for securities sold short.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2017

(c)	Foreign issued security.
(d)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $2,479,394, represents 1.14% of net assets.
(e)	Seven day yield as of February 28, 2017.
(f)	All or a portion of this security may be subject to call options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short

February 28, 2017

	Shares	Value
Securities Sold Short - (9.80%)
Common Stocks - (8.74%)
Aerospace & Defense - (0.35)%
General Dynamics Corp.	(4,000)	$(759,240)
Airlines - (0.36)%
Southwest Airlines Co.	(13,540)	(782,612)
Banks - (0.37)%
M&T Bank Corp.	(4,830)	(806,465)
Capital Markets - (0.70)%
Moody’s Corp.	(6,650)	(740,610)
Raymond James Financial, Inc.	(9,930)	(780,101)

		(1,520,711)

Chemicals - (1.76)%
Ecolab, Inc.	(6,060)	(751,258)
International Flavors & Fragrances, Inc.	(6,180)	(776,826)
Monsanto Co.	(6,790)	(772,905)
Olin Corp.	(25,010)	(777,311)
PPG Industries, Inc.	(7,290)	(746,715)

		(3,825,015)

Diversified Telecommunication Services - (0.34)%
BCE, Inc. (a)	(16,870)	(736,207)
Electric Utilities - (0.73)%
American Electric Power Co., Inc.	(11,840)	(792,925)
Xcel Energy, Inc.	(17,950)	(784,594)

		(1,577,519)

Electrical Equipment - (0.35)%
Rockwell Automation, Inc.	(5,020)	(758,522)

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short (Continued)

February 28, 2017

	Shares	Value
Health Care Equipment & Supplies - (0.72)%
CR Bard, Inc.	(3,170)	$(777,411)
Stryker Corp.	(6,120)	(786,787)

		(1,564,198)

Health Care Providers & Services - (0.35)%
Anthem, Inc.	(4,590)	(756,524)
Insurance - (0.36)%
Marsh & McLennan Companies, Inc.	(10,660)	(783,297)
Multi-Utilities - (0.36)%
CMS Energy Corp.	(17,510)	(779,545)
Oil, Gas & Consumable Fuels - (1.64)%
Anadarko Petroleum Corp.	(10,670)	(689,815)
Cimarex Energy Co.	(5,750)	(722,890)
ConocoPhillips	(14,940)	(710,696)
Marathon Oil Corp.	(45,860)	(733,760)
Pioneer Natural Resources Co.	(3,770)	(701,107)

		(3,558,268)

Wireless Telecommunication Services - (0.35)%
T-Mobile US, Inc.	(12,160)	(760,365)

Total Common Stocks (Proceeds: $18,732,604)		($18,968,488)

Real Estate Investment Trusts - (1.06)%
Alexandria Real Estate Equities, Inc.	(6,510)	(776,708)
Boston Properties, Inc.	(5,520)	(767,446)
SL Green Realty Corp.	(6,750)	(760,590)

Total Real Estate Investment Trusts (Proceeds: $2,246,149)		(2,304,744)

Total Securities Sold Short (Proceeds: $20,978,753)		$(21,273,232)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2017

	Contracts	Value
CALL OPTIONS
American International Group, Inc.
Expiration: March, 2017, Exercise Price: $67.50	(160)	$(1,440)
Amgen, Inc.
Expiration: April, 2017, Exercise Price: $165.00	(64)	(85,824)
Apple, Inc.
Expiration: May, 2017, Exercise Price: $140.00	(74)	(27,750)
Bank of America Corp.
Expiration: April, 2017, Exercise Price: $25.00	(428)	(34,668)
Biogen, Inc.
Expiration: March, 2017, Exercise Price: $295.00	(72)	(159,192)
Expiration: April, 2017, Exercise Price: $325.00	(70)	(80,850)
Cemex SAB de CV
Expiration: March, 2017, Exercise Price: $10.00	(2,900)	(14,500)
Expiration: April, 2017, Exercise Price: $10.00	(2,000)	(26,000)
Centene Corp.
Expiration: March, 2017, Exercise Price: $67.50	(150)	(55,500)
Chesapeake Energy Corp.
Expiration: March, 2017, Exercise Price: $8.00	(800)	(800)
Expiration: April, 2017, Exercise Price: $7.00	(700)	(4,900)
Expiration: April, 2017, Exercise Price: $8.00	(800)	(2,400)
Crane Co.
Expiration: April, 2017, Exercise Price: $75.00	(300)	(40,500)
JPMorgan Chase & Co.
Expiration: April, 2017, Exercise Price: $92.50	(115)	(19,550)
NCR Corp.
Expiration: July, 2017, Exercise Price: $50.00	(750)	(196,875)
NetApp, Inc.
Expiration: March, 2017, Exercise Price: $40.00	(260)	(46,800)
PBF Energy, Inc.
Expiration: March, 2017, Exercise Price: $28.00	(460)	(5,750)
QUALCOMM, Inc.
Expiration: March, 2017, Exercise Price: $70.00	(300)	(1,500)
Expiration: March, 2017, Exercise Price: $72.50	(300)	(150)

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2017

	Contracts	Value
Voya Financial, Inc.
Expiration: May, 2017, Exercise Price: $44.00	(250)	$(28,125)

		(833,074)

PUT OPTIONS
Skechers U.S.A., Inc.
Expiration: April, 2017, Exercise Price: $18.00	(550)	(9,625)
VeriFone Systems, Inc.
Expiration: April, 2017, Exercise Price: $17.00	(330)	(4,950)

		(14,575)

Total Options Written (Premiums received $1,242,030)		$(847,649)

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund

Schedule of Investments

February 28, 2017

	Shares	Value
COMMON STOCKS - 91.89%
Banks - 8.86%
Bank of America Corp.	3,060	$75,520
JP Morgan Chase & Co.	775	70,231

		145,751

Biotechnology - 7.81%
Amgen, Inc.	345	60,903
Biogen, Inc. (a)	234	67,533

		128,436

Communications Equipment - 2.81%
Telefonaktiebolaget LM Ericsson - ADR	7,165	46,214

Construction Materials - 4.24%
Cemex SAB de CV - ADR	8,235	69,668

Consumer Finance - 3.69%
Ally Financial, Inc.	2,700	60,723

Containers & Packaging - 4.61%
International Paper Co.	1,440	75,888

Diversified Financial Services - 4.09%
Voya Financial, Inc.	1,630	67,205

Electrical Equipment - 3.15%
Eaton Corp. PLC (b)	720	51,826

Health Care Equipment & Supplies - 3.92%
Zimmer Biomet Holdings, Inc.	550	64,394

Health Care Providers & Services - 3.43%
Centene Corp. (a)	800	56,400

Hotels, Restaurants & Leisure - 4.95%
Norwegian Cruise Line Holdings Ltd. (a)(b)	1,605	81,374

Household Durables - 4.48%
PulteGroup, Inc.	3,340	73,647

Insurance - 5.63%
MetLife, Inc.	1,765	92,557

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Oil, Gas & Consumable Fuels - 13.52%
BP PLC - ADR	1,645	$55,798
Kinder Morgan, Inc.	2,825	60,201
PBF Energy, Inc. - Class A	2,015	49,347
Southwestern Energy Co. (a)	7,580	56,926

		222,272

Pharmaceuticals - 1.70%
Akorn, Inc. (a)	1,345	27,989

Semiconductors & Semiconductor Equipment - 10.25%
QUALCOMM, Inc.	1,195	67,494
Skyworks Solutions, Inc.	1,065	100,972

		168,466

Specialty Retail - 2.14%
Dick’s Sporting Goods, Inc.	720	35,244

Technology Hardware, Storage & Peripherals - 2.61%
Hewlett-Packard Enterprise Co.	1,880	42,902

TOTAL COMMON STOCKS (Cost $1,370,758)		$1,510,956

EXCHANGE-TRADED FUNDS - 4.94%
Financial Select Sector SPDR Fund	3,310	81,227

TOTAL EXCHANGE-TRADED FUNDS (Cost $74,239)		$81,227

SHORT-TERM INVESTMENTS - 4.19%
Money Market Fund - 4.19%
Fidelity Investment Money Market Funds - Government Portfolio, - Class I, 0.450% (c)	68,836	68,836

TOTAL SHORT-TERM INVESTMENTS (Cost $68,836)		$68,836

Total Investments (Cost $1,513,833) - 101.02%		1,661,019
Liabilities in Excess of Other Assets - (1.02)%		(16,809)

TOTAL NET ASSETS - 100.00%		$1,644,210

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

February 28, 2017

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Dividend Plus Fund

Schedule of Investments

February 28, 2017

	Shares	Value
COMMON STOCKS - 80.97%
Automobiles - 2.46%
General Motors Co.	1,650	$60,786

Banks - 7.16%
FNB Corp.	1,505	23,433
JP Morgan Chase & Co.	1,025	92,885
KeyCorp	1,455	27,310
Wells Fargo & Co.	570	32,992

		176,620

Biotechnology - 2.35%
Amgen, Inc.	328	57,902

Chemicals - 1.64%
The Mosaic Co.	1,300	40,547

Communications Equipment - 2.34%
Telefonaktiebolaget LM Ericsson - ADR	8,945	57,695

Consumer Finance - 2.26%
Ally Financial, Inc.	2,475	55,663

Containers & Packaging - 2.58%
International Paper Co.	1,205	63,504

Diversified Telecommunication Services - 3.35%
BT Group PLC - ADR	1,270	25,756
Verizon Communications, Inc.	1,145	56,826

		82,582

Electric Utilities - 3.67%
Exelon Corp.	2,465	90,490

Electrical Equipment - 2.01%
Eaton Corp. PLC (a)	690	49,666

Food & Staples Retailing - 2.96%
CVS Health Corp.	905	72,925

Food Products - 2.12%
Flowers Foods, Inc.	2,720	52,387

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
Health Care Equipment & Supplies - 2.54%
Zimmer Biomet Holdings, Inc.	535	$62,638

Household Durables - 3.09%
PulteGroup, Inc.	3,450	76,073

Insurance - 8.49%
American International Group, Inc.	1,105	70,632
MetLife, Inc.	1,560	81,805
The Hartford Financial Services Group, Inc.	1,175	57,446

		209,883

Metals & Mining - 0.88%
Rio Tinto PLC - ADR	525	21,798

Multiline Retail - 1.81%
Target Corp.	760	44,665

Oil, Gas & Consumable Fuels - 12.83%
BP PLC - ADR	2,560	86,835
Chevron Corp.	466	52,425
Kinder Morgan, Inc.	4,085	87,052
PBF Energy, Inc. - Class A	1,915	46,898
Valero Energy Corp.	640	43,488

		316,698

Pharmaceuticals - 4.02%
Teva Pharmaceutical Industries Ltd. - ADR	2,840	99,456

Semiconductors & Semiconductor Equipment - 7.52%
Cypress Semiconductor Corp.	4,045	53,677
QUALCOMM, Inc.	1,095	61,846
Skyworks Solutions, Inc.	740	70,160

		185,683

Technology Hardware, Storage & Peripherals - 2.14%
Hewlett-Packard Enterprise Co.	2,315	52,828

Textiles, Apparel & Luxury Goods - 2.75%
Hanesbrands, Inc.	3,395	67,934

TOTAL COMMON STOCKS (Cost $1,810,776)		$1,998,423

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 2.89%
Banks - 2.89%
Bank of America Corp.	60	$71,400

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $73,664)		$71,400

MASTER LIMITED PARTNERSHIPS - 6.29%
AllianceBernstein Holding L.P .	1,830	43,371
Boardwalk Pipeline Partners L.P.	3,375	61,088
Suburban Propane Partners, L.P.	1,940	50,731

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $145,202)		$155,190

PREFERRED STOCKS - 5.41%
Banks - 2.71%
GMAC Capital Trust I	2,600	66,872

Mortgage Real Estate Investment Trusts - 2.70%
Annaly Capital Management, Inc.	2,700	66,528

TOTAL PREFERRED STOCKS (Cost $133,828)		$133,400

REAL ESTATE INVESTMENT TRUSTS - 3.64%
Chimera Investment Corp.	2,085	40,115
Uniti Group, Inc.	1,715	49,684

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $84,112)		$89,799

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2017

	Shares	Value
SHORT-TERM INVESTMENTS - 0.58%
Money Market Fund - 0.58%
Fidelity Investment Money Market Funds - Government Portfolio, - Class I, 0.450% (b)	14,304	$14,304

TOTAL SHORT-TERM INVESTMENTS (Cost $14,304)		$14,304

Total Investments (Cost $2,261,886) - 99.78%		2,462,516
Other Assets in Excess of Liabilities - 0.22%		5,512

TOTAL NET ASSETS - 100.00%		$2,468,028

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of February 28, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

ASSETS
Investments, at value: (Cost $52,307,263, $187,979,750, $1,513,833 and $2,261,886 respectively)	$57,759,427	$217,668,036	$1,661,019	$2,462,516
Dividends and interest receivable	56,524	685,287	4,011	11,393
Receivable from Advisor	—	—	3,460	4,175
Receivable for investments sold	—	40,131	—	—
Receivable for Fund shares sold	75,113	30,420	—	88,366
Deposits at broker	—	21,223,539	—	—
Other assets	20,544	9,171	1,153	1,091

TOTAL ASSETS	57,911,608	239,656,584	1,669,643	2,567,541

LIABILITIES
Short securities, at value (premiums received of $0, $20,978,753, $0 and $0 respectively)	—	21,273,232	—	—
Written options, at value (premiums received of $0, $1,242,030, $0 and $0 respectively)	—	847,649	—	—
Payable for dividends on short positions	—	6,775	—	—
Payable for investments purchased	—	—	—	74,591
Payable for Fund shares redeemed	145,328	208,051	—	—
Payable to affiliates	38,292	66,977	6,824	7,736
Payable to Adviser	34,934	167,005	—	—
Payable for distribution fees	25,393	77,484	11	12
Payable for shareholder servicing fees	2,529	21,763	—	—
Accrued expenses and other liabilities	56,647	68,201	18,598	17,174

TOTAL LIABILITIES	303,123	22,737,137	25,433	99,513

NET ASSETS	$57,608,485	$216,919,447	$1,644,210	$2,468,028

Net assets consist of:
Paid-in Capital	$60,804,189	$211,272,552	$1,498,722	$2,199,039
Accumulated net investment income (loss)	(87,962)	8,800,191	2,863	8,233
Accumulated net realized gain (loss)	(8,559,906)	(32,941,484)	(4,561)	60,126
Net unrealized appreciation (depreciation) on:
Investments	5,452,164	29,690,738	147,186	200,630
Securities sold short	—	(294,479)	—	—
Purchased options	—	(2,452)	—	—
Written options	—	394,381	—	—

NET ASSETS	$57,608,485	$216,919,447	$1,644,210	$2,468,028

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2017

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund		Snow Capital Dividend Plus Fund

CLASS A SHARES
Net assets	$21,013,119	$79,906,943	$14,203		$14,668
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	686,395	3,009,229	658		650
Net asset value and redemption price per share(1)	$30.61	$26.55	$21.60	(4)	$22.57
Maximum offering price per share (Net asset value per share divided by 0.9475)(2)	$32.31	$28.02	$22.79		$23.82

CLASS C SHARES
Net assets	$8,394,151	$28,285,754	$—		$—
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	288,942	1,143,235	—		—
Net asset value, redemption price and offering price per share(1) (3)	$29.05	$24.74	$—		$—

INSTITUTIONAL CLASS SHARES
Net assets	$28,201,215	$108,726,750	$1,630,007		$2,453,360
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	905,515	4,052,638	75,386		108,595
Net asset value, redemption price and offering price per share(1)	$31.14	$26.83	$21.62		$22.59

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)

A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

(4)	Net asset value per share does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

INVESTMENT INCOME
Dividend income(1)	$597,200	$3,729,595	$15,629	$37,424
Interest income	785	8,204,306	102	116
Other income	—	9,228	—	—

TOTAL INVESTMENT INCOME	597,985	11,943,129	15,731	37,540

EXPENSES
Management fees	667,392	2,048,620	5,797	6,846
Administration fees	129,225	252,710	32,887	34,337
Transfer agent fees and expenses	110,244	156,516	8,802	9,526
Distribution fees - Class C	76,085	218,362	—	—
Distribution fees - Class A	52,334	192,973	32	33
Federal and state registration fees	37,602	45,672	632	716
Audit and tax fees	26,427	32,038	15,069	15,069
Shareholder servicing fees -Class C	18,983	72,787	—	—
Reports to shareholders	15,003	38,577	5,186	4,261
Legal fees	13,294	14,797	7,101	7,101
Custody fees	11,863	18,944	5,126	4,974
Chief Compliance Officer fees	8,112	8,112	2,661	2,661
Interest expense	6,730	2,760	—	—
Trustees’ fees	5,456	5,456	12,547	12,545
Accounting expense	2,412	5,036	4,041	4,019
Dividend and interest expense on short positions	—	85,077	—	—
Prior service provider administration, accounting, and transfer agent fees and expenses	—	—	11,900	11,748
Other expenses	10,075	15,015	10,812	10,324

TOTAL EXPENSES	1,191,237	3,213,452	122,593	124,160

Less waivers and reimbursement by Adviser (Note 4)	(189,231)	—	(83,549)	(83,508)
Less waivers by Service Provider (Note 6)	—	—	(31,367)	(31,366)

NET EXPENSES	1,002,006	3,213,452	7,677	9,286

NET INVESTMENT INCOME (LOSS)	(404,021)	8,729,677	8,054	28,254

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Year Ended February 28, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(4,403,143)	7,592,463	15,809	76,121
Securities sold short	—	(5,671,519)	—	—
Purchased options		(717,448)
Written options	—	462,577	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	19,837,962	60,389,924	207,385	243,249
Securities sold short	—	212,724	—	—
Purchased options	—	(2,452)	—	—
Written options	—	394,381	—	—

NET REALIZED AND UNREALIZED GAIN	15,434,819	62,660,650	223,194	319,370

NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,030,798	$71,390,327	$231,248	$347,624

(1)	Net of $11,012, $16,784, $62, and $299 in foreign withholding tax, and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2017	Year Ended February 29, 2016

FROM OPERATIONS
Net investment loss	$(404,021)	$(241,388)
Net realized loss on investments	(4,403,143)	(125,511)
Net change in unrealized appreciation (depreciation) on investments	19,837,962	(20,655,676)

Increase (decrease) in net assets from operations	15,030,798	(21,022,575)

FROM DISTRIBUTIONS
Net realized gain - Class A	—	(93,333)
Net realized gain - Class C	—	(52,605)
Net realized gain - Institutional Class	—	(136,286)

Net decrease in net assets resulting from distributions paid	—	(282,224)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	1,807,194	5,190,920
Proceeds from shares sold - Class C	534,340	2,214,391
Proceeds from shares sold - Institutional Class	8,961,173	14,126,824
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	31,065
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	34,879
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	93,223
Payments for shares redeemed - Class A(1)	(6,298,809)	(11,172,878)
Payments for shares redeemed - Class C(2)	(5,295,868)	(6,496,481)
Payments for shares redeemed - Institutional Class(3)	(16,168,468)	(32,683,485)

Net decrease from capital share transactions	(16,460,438)	(28,661,542)

TOTAL DECREASE IN NET ASSETS	(1,429,640)	(49,966,341)
NET ASSETS
Beginning of Period	$59,038,125	$109,004,466

End of Period	$57,608,485	$59,038,125

ACCUMULATED NET INVESTMENT LOSS	$(87,962)	$(70,424)

(1)	Net of redemption fees of $2 and $15 for the years ended February 28, 2017 and February 29, 2016, respectively.
(2)	Net of redemption fees of $6 and $129 for the years ended February 28, 2017 and February 29, 2016, respectively.
(3)	Net of redemption fees of $2 and $358 for the years ended February 28, 2017 and February 29, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2017	Year Ended February 29, 2016

FROM OPERATIONS
Net investment income	$8,729,677	$1,134,999
Net realized gain (loss) on:
Investments	7,592,463	(28,744,826)
Securities sold short	(5,671,519)	3,243,884
Purchased options	(717,448)	—
Written options	462,577	931,591
Net change in unrealized appreciation (depreciation)
Investments	60,389,924	(73,918,327)
Securities sold short	212,724	(507,203)
Purchased options	(2,452)	—
Written options	394,381	(128,329)

Increase (decrease) in net assets from operations	71,390,327	(97,988,211)

FROM DISTRIBUTIONS
Net investment income - Institutional Class	(378,007)	—
Net realized gain - Class A	—	(2,226,180)
Net realized gain - Class C	—	(958,012)
Net realized gain - Institutional Class	—	(2,991,668)

Net decrease in net assets resulting from distributions paid	(378,007)	(6,175,860)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	1,869,880	12,797,834
Proceeds from shares sold - Class C	729,148	1,614,395
Proceeds from shares sold - Institutional Class	14,289,863	26,069,470
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	720,830
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	755,267
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	206,054	1,847,794
Payments for shares redeemed - Class A(1)	(17,876,821)	(24,331,420)
Payments for shares redeemed - Class C(2)	(9,572,575)	(14,469,157)
Payments for shares redeemed- Institutional Class(3)	(26,985,795)	(64,369,413)

Net decrease from capital share transactions	(37,340,246)	(59,364,400)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,672,074	(163,528,471)
NET ASSETS
Beginning of Period	$183,247,373	$346,775,844

End of Period	$216,919,447	$183,247,373

ACCUMULATED NET INVESTMENT INCOME	$8,800,191	$378,007

(1)	Net of redemption fees of $- and $1,212 for the years ended February 28, 2017 and February 29, 2016, respectively.
(2)	Net of redemption fees of $- and $27 for the years ended February 28, 2017 and February 29, 2016, respectively.
(3)	Net of redemption fees of $5 and $219 for the years ended February 28, 2017 and February 29, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Focused Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2017	Year Ended February 29, 2016

FROM OPERATIONS
Net investment income	$8,054	$3,555
Net realized gain (loss) on investments	15,809	(19,819)
Net change in unrealized appreciation (depreciation) on investments	207,385	(88,083)

Increase (decrease) in net assets from operations	231,248	(104,347)

FROM DISTRIBUTIONS
Net investment income - Class A	(35)	(93)
Net investment income - Institutional Class	(5,692)	(2,928)
Net realized gain - Class A	—	(22)
Net realized gain - Institutional Class	—	(529)

Net decrease in net assets resulting from distributions paid	(5,727)	(3,572)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	1,149,507	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	35	114
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	5,589	3,457

Net increase from capital share transactions	1,155,131	3,571

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,380,652	(104,348)
NET ASSETS
Beginning of Period	$263,558	$367,906

End of Period	$1,644,210	$263,558

ACCUMULATED NET INVESTMENT INCOME	$2,863	$535

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Dividend Plus Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2017	Year Ended February 29, 2016

FROM OPERATIONS
Net investment income	$28,254	$8,792
Net realized gain (loss) on investments	76,121	(16,812)
Net change in unrealized appreciation (depreciation) on investments	243,249	(62,417)

Increase (decrease) in net assets from operations	347,624	(70,437)

FROM DISTRIBUTIONS
Net investment income - Class A	(83)	—
Net investment income - Institutional Class	(19,171)	—
Net realized gain - Class A	—	(283)
Net realized gain - Institutional Class	—	(7,449)

Net decrease in net assets resulting from distributions paid	(19,254)	(7,732)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	1,850,000	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	83	283
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	19,171	7,449

Net increase from capital share transactions	1,869,254	7,732

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,197,624	(70,437)
NET ASSETS
Beginning of Period	$270,404	$340,841

End of Period	$2,468,028	$270,404

ACCUMULATED NET INVESTMENT INCOME	$8,233	$1,535

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$23.62	$30.94	$32.87	$27.67	$25.12

Income from investment operations:
Net investment loss(1)	(0.19)	(0.08)	(0.15)	(0.33)	(0.23)
Net realized and unrealized gain (loss) on investments	7.18	(7.13)	1.76	6.98	4.22

Total from Investment Operations	6.99	(7.21)	1.61	6.65	3.99

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees(2) (Note 2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$30.61	$23.62	$30.94	$32.87	$27.67

Total Return(3)	29.59%	(23.35)%	4.75%	23.94%	16.67%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$21,013	$20,174	$32,604	$53,755	$27,052
Ratio of expenses to average net assets
Before expense waivers or recoupments	2.05%	1.93%	1.79%	2.00%	2.80%
Excluding interest expense	2.04%	1.91%	—	—	—
After expense waivers or recoupments	1.71%	1.72%	1.70%	1.87%	2.00%
Excluding interest expense	1.70%	1.70%	—	—	—
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments	(1.02)%	(0.51)%	(0.53)%	(1.18)%	(1.80)%
After expense waivers or recoupments	(0.68)%	(0.30)%	(0.44)%	(1.05)%	(1.00)%
Portfolio turnover rate	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$22.58	$29.80	$32.01	$27.18	$24.89

Income from investment operations:
Net investment loss(1)	(0.38)	(0.26)	(0.36)	(0.54)	(0.42)
Net realized and unrealized gain (loss) on investments	6.85	(6.85)	1.69	6.82	4.15

Total from Investment Operations	6.47	(7.11)	1.33	6.28	3.73

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$29.05	$22.58	$29.80	$32.01	$27.18

Total Return(3)	28.65%	(23.88)%	3.95%	23.00%	15.77%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$8,394	$10,560	$18,739	$13,924	$2,692
Ratio of expenses to average net assets
Before expense waivers or recoupments	2.73%	2.42%	2.50%	2.72%	3.55%
Excluding interest expense	2.72%	2.41%	—	—	—
After expense waivers or recoupments	2.46%	2.41%	2.45%	2.59%	2.75%
Excluding interest expense	2.45%	2.40%	—	—	—
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments	(1.71)%	(1.00)%	(1.15)%	(1.85)%	(2.58)%
After expense waivers or recoupments	(1.44)%	(0.98)%	(1.10)%	(1.72)%	(1.78)%
Portfolio turnover rate	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$23.96	$31.31	$33.14	$27.82	$25.19

Income from investment operations:
Net investment loss(1)	(0.12)	(0.01)	(0.02)	(0.25)	(0.19)
Net realized and unrealized (loss) gain on investments	7.30	(7.23)	1.73	7.02	4.26

Total from Investment Operations	7.18	(7.24)	1.71	6.77	4.07

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees(2) (Note 2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$31.14	$23.96	$31.31	$33.14	$27.82

Total Return	29.97%	(23.17)%	5.01%	24.24%	16.94%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$28,201	$28,304	$57,662	$26,753	$8,570
Ratio of expenses to average net assets
Before expense waivers or recoupments	1.80%	1.67%	1.57%	1.74%	2.55%
Excluding interest expense	1.79%	1.66%	—	—	—
After expense waivers or recoupments	1.46%	1.46%	1.45%	1.61%	1.75%
Excluding interest expense	1.45%	1.45%	—	—	—
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments	(0.77)%	(0.24)%	(0.19)%	(0.90)%	(1.60)%
After expense waivers or recoupments	(0.43)%	(0.04)%	(0.07)%	(0.77)%	(0.80)%
Portfolio turnover rate	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$18.61		$27.96		$30.44	$23.35	$20.11

Income from investment operations:
Net investment income(1)	0.99		0.10		0.03	0.01	0.00 (2)
Net realized and unrealized gain (loss) on investments	6.95		(8.85)		1.60	7.08	3.28

Total from Investment Operations	7.94		(8.75)		1.63	7.09	3.28

Less Distributions:
From net investment income	—		—		(0.04)	—	(0.04)
From net realized gain on investments	—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	—		(0.60)		(4.11)	—	(0.04)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$26.55		$18.61		$27.96	$30.44	$23.35

Total Return(3)	42.59%		(31.55)%		5.03%	30.36%	16.33%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$79,907		$68,874		$116,812	$125,243	$87,352
Ratio of expenses to average net assets	1.58%		1.59%		1.47%	1.51%	1.55%
Excluding dividends and interest expense on short positions	1.54%		1.50%		—	—	—
Ratio of net investment income to average net assets	4.26	%(4)	0.40	%(4)	0.11%	0.04%	0.02%
Portfolio turnover rate	83.56%		67.95%		83.32%	90.69%	81.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$17.47		$26.49		$29.20	$22.57	$19.53

Income from investment operations:
Net investment income (loss)(1)	0.77		(0.08)		(0.18)	(0.17)	(0.13)
Net realized and unrealized gain (loss) on investments	6.50		(8.34)		1.54	6.80	3.17

Total from Investment Operations	7.27		(8.42)		1.36	6.63	3.04

Less Distributions:
From net investment income	—		—		—	—	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	—		(0.60)		(4.07)	—	—

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$24.74		$17.47		$26.49	$29.20	$22.57

Total Return(3)	41.53%		(32.05)%		4.27%	29.42%	15.51%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$28,286		$27,099		$55,434	$52,955	$40,300
Ratio of expenses to average net assets	2.33%		2.33%		2.18%	2.22%	2.26%
Excluding dividends and interest expense on short positions	2.29%		2.25%		—	—	—
Ratio of net investment income (loss) to average net assets	3.53	%(4)	(0.37	)%(4)	(0.59)%	(0.64)%	(0.68)%
Portfolio turnover rate	83.56%		67.95%		83.32%	90.69%	81.31%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The net investment income (loss) ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$18.83		$28.20		$30.67	$23.48	$20.25

Income from investment operations:
Net investment income(1)	1.05		0.16		0.11	0.09	0.05
Net realized and unrealized gain (loss) on investments	7.04		(8.93)		1.61	7.11	3.29

Total from Investment Operations	8.09		(8.77)		1.72	7.20	3.34

Less Distributions:
From net investment income	(0.09)		—		(0.12)	(0.01)	(0.11)
From net realized gain on investments	—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	(0.09)		(0.60)		(4.19)	(0.01)	(0.11)

Paid-in capital from redemption fees(2) (Note 2)	0.00		0.00		0.00	0.00	0.00

Net Asset Value, End of Year	$26.83		$18.83		$28.20	$30.67	$23.48

Total Return	43.00%		(31.38)%		5.31%	30.67%	16.59%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$108,727		$87,274		$174,530	$151,247	$109,940
Ratio of expenses to average net assets	1.33%		1.33%		1.22%	1.26%	1.31%
Excluding dividends and interest expense on short positions	1.29%		1.25%		—	—	—
Ratio of net investment income to average net assets	4.47	%(3)	0.63	%(3)	0.36%	0.32%	0.28%
Portfolio turnover rate	83.56%		67.95%		83.32%	90.69%	81.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$15.96		$22.54	$24.02	$20.00

Income from investment operations:
Net investment income	0.21	(2)	0.17	0.10	0.11
Net realized and unrealized gain (loss) on investments	5.48		(6.58)	2.11	6.73

Total from Investment Operations	5.69		(6.41)	2.21	6.84

Less Distributions:
From net investment income	(0.05)		(0.14)	(0.10)	(0.11)
From net realized gain on investments	—		(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	(0.05)		(0.17)	(3.69)	(2.82)

Net Asset Value, End of Period	$21.60		$15.96	$22.54	$24.02

Total Return(3)(4)	35.68%		(28.52)%	8.91%	34.48%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$14		$10	$15	$13
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)	16.76%		18.63%	15.37%	17.16%
After expense waivers or recoupments(5)	1.28	%(6)	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(5)	(14.40)%		(16.40)%	(13.57)%	(15.23)%
After expense waivers or recoupments(5)	1.08%		0.82%	0.40%	0.52%
Portfolio turnover rate(4)	91.78%		71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	Effective October 31, 2016, the expense cap was lowered to 1.20% from 1.40%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$15.97		$22.56	$24.03	$20.00

Income from investment operations:
Net investment income	0.22	(2)	0.22	0.16	0.16
Net realized and unrealized gain (loss) on investments	5.53		(6.59)	2.12	6.74

Total from Investment Operations	5.75		(6.37)	2.28	6.90

Less Distributions:
From net investment income	(0.10)		(0.19)	(0.16)	(0.16)
From net realized gain on investments	—		(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	(0.10)		(0.22)	(3.75)	(2.87)

Net Asset Value, End of Period	$21.62		$15.97	$22.56	$24.03

Total Return(3)	36.03%		(28.37)%	9.21%	34.80%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$1,630		$253	$353	$323
Ratio of expenses to average net assets
Before expense waivers or recoupments(4)	16.51%		18.38%	15.12%	16.91%
After expense waivers or recoupments(4)	1.03	%(5)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(4)	(14.39)%		(16.15)%	(13.32)%	(14.98)%
After expense waivers or recoupments(4)	1.09%		1.07%	0.65%	0.77%
Portfolio turnover rate(3)	91.78%		71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	Effective October 31, 2016, the expense cap was lowered to 0.95% from 1.15%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$16.62		$21.54	$22.19	$20.00

Income from investment operations:
Net investment income	0.60	(2)	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	5.48		(4.92)	1.88	4.09

Total from Investment Operations	6.08		(4.47)	2.36	4.45

Less Distributions:
From net investment income	(0.13)		(0.45)	(0.45)	(0.37)
From net realized gain on investments	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	(0.13)		(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$22.57		$16.62	$21.54	$22.19

Total Return(3)(4)	36.59%		(20.87)%	10.90%	22.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15		$11	$14	$12
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)	13.12%		20.72%	17.14%	18.29%
After expense waivers or recoupments(5)	1.21	%(6)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(5)	(8.98)%		(16.84)%	(13.82)%	(15.25)%
After expense waivers or recoupments(5)	2.93%		2.64%	2.07%	1.80%
Portfolio turnover rate(4)	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	Effective October 31, 2016, the expense cap was lowered to 1.20% from 1.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$16.63		$21.55	$22.19	$20.00

Income from investment operations:
Net investment income	0.63	(2)	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	5.51		(4.93)	1.89	4.08

Total from Investment Operations	6.14		(4.43)	2.43	4.50

Less Distributions:
From net investment income	(0.18)		(0.49)	(0.51)	(0.42)
From net realized gain on investments	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	(0.18)		(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$22.59		$16.63	$21.55	$22.19

Total Return(3)	36.93%		(20.67)%	11.21%	22.61%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$2,453		$260	$327	$294
Ratio of expenses to average net assets
Before expense waivers or recoupments(4)	12.87%		20.47%	16.89%	18.05%
After expense waivers or recoupments(4)	0.96	%(5)	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(4)	(8.98)%		(16.59)%	(13.57)%	(15.00)%
After expense waivers or recoupments(4)	2.93%		2.89%	2.32%	2.05%
Portfolio turnover rate(3)	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	Effective October 31, 2016, the expense cap was lowered to 0.95% from 1.00%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The investment objective of the Snow Capital Focused Value Fund is long-term growth of capital. The investment objective of the Snow Capital Dividend Plus Fund is long-term growth of capital and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares, Class A, Class C and Institutional Class, for the Opportunity and Small Cap Value Funds and two share classes, Class A and Institutional Class, for the Focused Value and Dividend Plus Funds. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Each of the Snow Capital Dividend Plus Fund and the Snow Capital Focused Value Fund became effective and commenced operations on March 28, 2013. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

Pursuant to a reorganization that took place after the close of business on October 28, 2016 (the “Reorganization”), the Snow Capital Focused Value Fund and Snow Capital Dividend Plus Fund are each the successor to the Snow Capital Focused Value Fund, and Snow Capital Dividend Plus Fund, both a series of the 360 Funds (the “Predecessor Funds”), respectively. The Predecessor Funds and the Funds have the same investment objectives and substantially the same strategies and investment policies.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing

Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2017, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year ended February 28, 2017. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2017.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$56,857,481	$—	$—	$56,857,481

Total Equity	56,857,481	—	—	56,857,481
Short-Term Investment	901,946	—	—	901,946

Total Investments in Securities	$57,759,427	$—	$—	$57,759,427

Snow Capital Opportunity Fund

Assets:	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$203,377,839	$—	$—	$203,377,839

Total Equity	203,377,839	—	—	203,377,839
Fixed Income
Corporate Bond	—	6,686,894	—	6,686,894
Convertible Bond	—	1,001,753	—	1,001,753

Total Fixed Income	—	7,688,647	—	7,688,647
Purchased Options	600	—	—	600

Short-Term Investment	6,600,950	—	—	6,600,950

Total Investments in Securities	$209,979,389	$7,688,647	$—	$217,668,036

Liabilities:
Securities Sold Short	$(21,273,232)	$—	$—	$(21,273,232)

Written Options	$(469,974)	$(377,675)	$—	$(847,649)

Snow Capital Focused Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,510,956	$—	$—	$1,510,956
Exchange-Traded Funds	81,227	—	—	81,227

Total Equity	1,592,183	—	—	1,592,183
Short-Term Investment	68,836	—	—	68,836

Total Investments in Securities	$1,661,019	$—	$—	$1,661,019

Snow Capital Dividend Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,998,423	$—	$—	$1,998,423
Convertible Preferred Stocks	71,400	—	—	71,400
Master Limited Partnerships	155,190	—	—	155,190
Preferred Stocks	133,400			133,400
Real Estate Investment Trust	89,799			89,799

Total Equity	2,448,212	—	—	2,448,212
Short-Term Investment	14,304	—	—	14,304

Total Investments in Securities	$2,462,516	$—	$—	$2,462,516

The Snow Capital Small Cap Value, Focused Value and Dividend Plus Funds did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$600	Options written, at value	$(847,649)

Total		$600		$(847,649)

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(717,448)	$462,577	$(254,871)

Total	$(717,448)	$462,577	$(254,871)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(2,452)	$394,381	$391,929

Total	$(2,452)	$394,381	$391,929

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in written options during the year ended February 28, 2017 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	—	$—	—	$—
Options written	24,633	2,118,704	3,690	421,485
Options terminated in closing transactions -	(1,000)	(212,212)	—	—
Options exercised	(2,081)	(183,357)	(400)	(49,513)
Options expired	(10,599)	(603,322)	(2,410)	(249,755)

Outstanding, end of period	10,953	$1,119,813	880	$122,217

Transactions in purchased options during the year ended February 28, 2017 were as follows:

	Call Option	Put Option
	Contracts	Contracts
Outstanding, beginning of period	—	—
Options purchased	1,700	4,000
Options terminated in closing transactions	(300)	—
Options exercised	—	—
Options expired	(800)	(4,000)

Outstanding, end of period	600	—

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2017	Year Ended February 29, 2016
Snow Capital Small Cap Value Fund	$10	$502
Snow Capital Opportunity Fund	$5	$1,458
Snow Capital Focused Value Fund	$—	$—
Snow Capital Dividend Plus Fund	$—	$—

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2017	Year Ended February 29, 2016
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$282,224
Snow Capital Opportunity Fund
Ordinary Income	$378,007	$72
Long Term Capital Gain	$—	$6,175,788
Snow Capital Focused Value Fund
Ordinary Income	$5,726	$3,572
Long Term Capital Gain	$1	$—
Snow Capital Dividend Plus Fund
Ordinary Income	$19,254	$7,732
Long Term Capital Gain	$—	$—

As of February 28, 2017, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Cost basis of investment for Federal income tax purposes	$53,910,286	$188,070,410	$1,513,833	$2,259,043

Gross tax unrealized appreciation	9,685,434	34,945,830	184,863	249,504
Gross tax unrealized depreciation	(5,836,293)	(5,348,204)	(37,677)	(46,031)

Net tax unrealized appreciation	3,849,141	29,597,626	147,186	203,473

Undistributed ordinary income	—	8,800,191	2,863	69,539
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	8,800,191	2,863	69,328

Other accumulated losses	(7,044,845)	(32,750,922)	(4,561)	(4,023)

Total accumulated earnings	$(3,195,704)	$5,646,895	$145,488	$268,989

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$386,483	$—	$(386,483)
Snow Capital Opportunity Fund	$70,514	$(70,514)	$—
Snow Capital Focused Value Fund	$1	$(1)	$—
Snow Capital Dividend Plus Fund	$(2,302)	$2,302	$—

At February 28, 2017, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $87,962.

At February 28, 2017, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2017.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$1,130,797	$5,826,086
Snow Capital Opportunity Fund	$24,662,175	$8,188,649
Snow Capital Focused Value Fund	$—	$4,561

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2017. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2017. At February 28, 2017, fiscal years 2014 through 2017 for all Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

Rate
Small Cap Value Fund	1.00%
Opportunity Fund	1.15%
Focused Value Fund	0.70%
Dividend Plus Fund	0.70%

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class	Expiration Date
Small Cap Value Fund	1.70%	2.45%	1.45%	June 28, 2018
Opportunity Fund	1.75%	2.50%	1.50%	June 28, 2018
Focused Value Fund	1.20%	N/A	0.95%	October 28, 2019
Dividend Plus Fund	1.20%	N/A	0.95%	October 28, 2019

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund	Focused Value Fund	Dividend Plus Fund
February 28, 2018	$111,466	$—	$50,247	$51,793
February 29, 2019	$147,185	$—	$57,556	$59,499
February 28, 2020	$189,231	$—	$83,549	$83,508

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar

Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended February 28, 2017, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$52,334	N/A
Class C	$76,085	$18,983
Opportunity Fund
Class A	$192,973	N/A
Class C	$218,362	$72,787
Focused Value Fund
Class A	$32	N/A
Dividend Plus Fund
Class A	$33	N/A

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended February 28, 2017, and owed as of February 28, 2017 are as follows:

Administration and Accounting	Incurred	Owed
Small Cap Value Fund	$131,637	$21,160
Opportunity Fund	$257,746	$42,749
Focused Value Fund	$36,928	$3,362
Dividend Plus Fund	$38,356	$4,373

Transfer Agency (1)	Incurred	Owed
Small Cap Value Fund	$86,816	$13,915
Opportunity Fund	$117,560	$19,020
Focused Value Fund	$8,802	$1,766
Dividend Plus Fund	$9,526	$1,590

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Opportunity Fund.

Custody	Incurred	Owed
Small Cap Value Fund	$11,863	$1,881
Opportunity Fund	$18,944	$3,870
Focused Value Fund	$5,126	$1,235
Dividend Plus Fund	$4,974	$1,312

The Small Cap Value and Opportunity Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of USBFS. Each Fund’s allocation of the Trust’s CCO fee incurred for the year ended February 28, 2017, and owed as of February 28, 2017 are as follows:

CCO	Incurred	Owed
Small Cap Value Fund	$8,112	$1,336
Opportunity Fund	$8,112	$1,338
Focused Value Fund	$2,661	$461
Dividend Plus Fund	$2,661	$461

USBFS waived a portion of administration, transfer agent and CCO fees for the period October 31, 2016 through February 28, 2017.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	67,050	189,699
Shares issued to holders in reinvestment of distributions	—	1,189
Shares Redeemed	(234,850)	(390,469)

Net decrease	(167,800)	(199,581)

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	20,260	83,939
Shares issued to holders in reinvestment of distributions	—	1,394
Shares Redeemed	(198,958)	(246,570)

Net decrease	(178,698)	(161,237)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	304,629	495,987
Shares issued to holders in reinvestment of distributions	—	3,518
Shares Redeemed	(580,291)	(1,159,846)

Net decrease	(275,662)	(660,341)

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	75,690	552,435
Shares issued to holders in reinvestment of distributions	—	33,716
Shares Redeemed	(766,423)	(1,064,521)

Net decrease	(690,733)	(478,370)

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	33,547	68,641
Shares issued to holders in reinvestment of distributions	—	37,575
Shares Redeemed	(441,061)	(648,152)

Net decrease	(407,514)	(541,936)

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares Sold	602,054	1,055,222
Shares issued to holders in reinvestment of distributions	8,017	85,467
Shares Redeemed	(1,192,886)	(2,694,917)

Net decrease	(582,815)	(1,554,228)

Snow Capital Focused Value Fund – Class A Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares sold	—	—
Shares reinvested	2	6
Shares redeemed	—	—

Net increase	2	6

Snow Capital Focused Value Fund – Institutional Class Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares sold	59,268	—
Shares reinvested	270	186
Shares redeemed	—	—

Net increase	59,538	186

Snow Capital Dividend Plus Fund – Class A Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares sold	—	—
Shares reinvested	4	16
Shares redeemed	—	—

Net increase	4	16

Snow Capital Dividend Plus Fund – Institutional Class Shares	Year Ended February 28, 2017	Year Ended February 29, 2016
Shares sold	92,119	—
Shares reinvested	865	425
Shares redeemed	—	—

Net increase	92,984	425

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2017 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Purchases:
U.S. Government	$—	$—	$—	$—
Other	$42,598,764	$162,384,673	$1,781,517	$2,635,536
Sales:
U.S. Government	$—	$—	$—	$—
Other	$60,178,218	$205,434,418	$672,507	$764,304

(9)	Line of Credit

At February 28, 2017, the Small Cap Value Fund and the Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lessor of $10,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 11, 2017. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate of 3.50% through December 14, 2016 and at the prime rate of 3.75% thereafter. There were no loans outstanding at year end. The following table provides information regarding the usage of the line of credit during the year ended February 28, 2017.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	218	$316,105	$6,730	$2,531,000	5/20/2016
Opportunity Fund	25	$1,135,680	$2,760	$3,015,000	3/2/2016

*	Interest expense is reported on the Statement of Operations.

(10)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

(11)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to February 28, 2017 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of securities sold short, of Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund, Snow Capital Focused Value Fund, Snow Capital Dividend Plus Fund, and Snow Capital Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2017, and the related statements of operations, changes in net assets, and financial highlights for the year then ended for the Snow Capital Focused Value Fund and the Snow Capital Dividend Plus Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Snow Capital Small Cap Value Fund and the Snow Capital Opportunity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations, the changes in their net assets, and financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 27, 2017

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 2-3, 2016 to consider the initial approval of an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Focused Value Fund (the “Focused Value Fund”) and the Snow Capital Dividend Plus Fund (the “Dividend Plus Fund”) (each, a “Fund,” and collectively, the “Funds” or “Snow Capital Funds”), each a series of the Trust, and Snow Capital Management L.P. (“Snow Capital”), the Funds’ investment adviser. In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Funds’ legal counsel, which outlined the Trustees’ responsibilities in considering the investment advisory agreement. The Trustees also reviewed and discussed the Form ADV for Snow Capital, as well as a summary of a due diligence questionnaire completed by Snow Capital. The Trustees also considered other matters, including, but not limited to, the following: (1) the quality of services that would be provided to the Funds by Snow Capital; (2) the fact that the Funds will benefit from the depth of investment talent and resources of Snow Capital; (3) the proposed management fee structure under the Agreement; (4) the fact that Snow Capital has agreed to maintain an expense limitation agreement on behalf of the Funds; and (5) other factors deemed relevant. The Trustees also considered information provided by Snow Capital relating to Snow Capital’s code of ethics, proxy voting policy and overall compliance program with respect to providing investment advisory services to the Fund.

The Board also noted that Mr. Carl Vuono attended telephonically the January 27-28, 2016 meeting and attended in-person the August 2-3, 2016 meeting and provided information concerning the investment strategy and process which would be applied to select investments for each Fund, and had reviewed the background and qualifications of Mr. Richard A. Snow, Mr. Joshua R. Schachter, Ms. Anne S. Wickland, Ms. Jessica W. Bemer, Mr. Simon C. Rosenberg, Mr. Joseph F. Artuso and Mr. Joseph D. Famoso in serving as the Funds’ portfolio managers. The Trustees noted that at the January 27-28, 2016 meeting, Mr. Vuono had reviewed the history of Snow Capital and its operations and staff who would provide management and marketing services to the Funds, and provided detailed information concerning Snow Capital’s marketing and distribution plans. The Board also noted that Snow Capital’s presentation at the August 2-3, 2016 meeting included a discussion of Snow Capital’s compliance program, including the qualifications of the firm’s CCO.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post-effective amendment to its registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

of the Funds. Based on its evaluation of information provided by Snow Capital, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Agreement for an initial term ending two years following the Funds’ commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services that would be provided by Snow Capital to the Snow Capital Funds and the amount of time devoted by Snow Capital’s staff to the Funds’ operations. The Trustees considered Snow Capital’s specific responsibilities in all aspects of day-to-day management of each Fund, as well as the qualifications, experience and responsibilities of key personnel at Snow Capital who would be involved in the day-to-day activities of each Fund. The Trustees reviewed the structure of Snow Capital’s compliance program and Snow Capital’s marketing goals and its commitment to the growth of Fund assets and the information provided by Snow Capital in response to the due diligence questionnaire as well as other information provided by Snow Capital, which were included in the Meeting materials. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of Snow Capital. The Trustees also considered information presented by Snow Capital at the January 28, 2016 meeting and again at the August 2, 2016 meeting. The Trustees, in consultation with their independent counsel, reviewed a summary of Snow Capital’s policies and procedures and compliance program provided by Snow Capital and were assured by the Trust’s CCO that Snow Capital’s policies and procedures and compliance program were compliant with Rule 206(4)-7(a) promulgated under the Advisers Act. The Trustees concluded Snow Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds were satisfactory and reliable.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

In assessing the portfolio management services to be provided by Snow Capital, the Trustees reviewed the investment management experience of each of the individuals who would serve as the portfolio managers of each of the Snow Capital Funds. Because the Funds had not yet commenced operations and did not have their own performance history, the Trustees considered the performance of the Predecessor Funds, funds advised by Snow Capital that had identical investment objectives and strategies as the Funds. As part of its review, the Trustees reviewed the performance of the Class I shares of the each of the Predecessor Funds to a benchmark index (the Russell 1000 Value Index for the Predecessor Snow Capital Focused Value Fund and the Russell 1000 Value Index for the Predecessor Snow Capital Dividend Plus Fund). The Trustees examined the performance of each of the Predecessor Funds for the year-to-date, one-year, three-year and since inception periods ended June 30, 2016.

The Trustees concluded that the performance obtained by Snow Capital as the advisor for the Predecessor Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Snow Capital Funds and each of their respective shareholders were likely to benefit from Snow Capital’s management.

3.	COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of Snow Capital’s proposed management fee for each Snow Capital Fund, including a review of the expense analyses and other pertinent material with respect to the Focused Value Fund and the Dividend Plus Fund. The Trustees reviewed statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection. The Trustees considered data relating to the cost structure of the Focused Value Fund and the Dividend Plus Fund, relative to applicable peer groups of funds, as compiled by Morningstar (each a “Morningstar Peer Group”), which had been included in the Meeting materials.

The Board considered the Focused Value Fund’s proposed management fee of 0.90%, noting that the fee fell in third quartile for its peer group of U.S. open-end large value funds, above the peer group average fee of 0.77%, which also fell into the third quartile. The Board further noted that Snow Capital had agreed to waive its management fees and/or reimburse fund expenses for at least a three-year period, so that the Focused Value Fund’s total annual fund operating expenses do not exceed 1.15% and 1.40% of the Fund’s average annual assets for Institutional Class shares

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

and Class A shares, respectively, which put the Fund’s net expense ratio in the third quartile for the Institutional Class shares and into the fourth quartile for the Class A shares, as compared to the peer group average of 1.02%, which is net of any applicable Rule 12b-1 fees and which fell into the third quartile.

The Board then considered the Dividend Plus Fund’s proposed management fee of 0.75%, noting that the fee fell between the second and third quartile for its peer group of U.S. open-end large value funds, above the peer group average fee of 0.73%, which fell into the second quartile. The Board further noted that Snow Capital had agreed to waive its management fees and/or reimburse fund expenses for at least a three-year period, so that the Dividend Plus Fund’s total annual fund operating expenses do not exceed 1.00% and 1.25% of the Fund’s average annual assets for Institutional Class shares and Class A shares, respectively, which put the Fund’s net expense ratio into the third quartile and the fourth quartile for the Institutional Class shares and Class A shares, respectively, as compared to the peer group average of 0.88%, which is net of any applicable Rule 12b-1 fees and which fell into the second quartile.

The Trustees also considered the overall profitability of Snow Capital that may result from its management of the Snow Capital Funds, reviewing Snow Capital’s financial information, including a pro forma income statement for each of the Funds, and noting that Snow Capital may need to subsidize the Focused Value Fund and the Dividend Plus Fund’s operations during the initial start-up period. The Trustees also examined the level of profits that could be expected to accrue to Snow Capital from the fees payable under the Snow Capital Advisory Agreement and the expense subsidization anticipated by Snow Capital.

The Trustees also compared the management fee to be paid by each of the Snow Capital Funds to the fees paid by limited partnerships and other separately managed accounts with similar investment strategies.

The Trustees concluded that each of the Snow Capital Fund’s expenses and the fees to be paid to Snow Capital were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided to the Funds by Snow Capital. The Trustees further concluded that Snow Capital’s profit from sponsoring the Snow Capital Funds would not be excessive and would enable Snow Capital to maintain adequate profit levels to support its provision of advisory services to the Snow Capital Funds.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees concluded that the potential economies of scale that the Snow Capital Funds might realize would be achievable under the structure of the proposed management fees and the Fund’s expenses. With respect to Snow Capital’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Snow Capital Funds were reasonable.

5.	BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by Snow Capital from its association with the Snow Capital Funds. The Trustees concluded that the benefits Snow Capital may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Snow Capital Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement as being in the best interests of the Funds and their shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%
Focused Value Fund	90.66%
Dividend Plus Fund	33.66%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2017 was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%
Focused Value Fund	90.66%
Dividend Plus Fund	27.07%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	35	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- ended investment company with one portfolio) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	35	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term; Since May 29, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present); Research Associate, Vista360, LLC (2010-2012).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016(1)
Audit Fees	$77,200	$52,700
Audit-Related Fees	0	0
Tax Fees	$15,700	$9,315
All Other Fees	0	0

(1)	Relates only to the Opportunity and Small Cap Funds Audit & Tax Fees.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016(1)
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(1)	Relates only to the Opportunity and Small Cap Funds Audit & Tax Fees.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016(1)
Registrant	0	0
Registrant’s Investment Adviser	0	0

(1)	Relates only to the Opportunity and Small Cap Funds.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date 5/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
John Buckel, President

Date 5/2/2017

By (Signature and Title)* /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date 5/2/2017

*	Print the name and title of each signing officer under his or her signature.